                                                                    Exhibit 99.1

JPMORGAN                        Page 1         [LOGO]    MELLON BANK CORPORATION


--------------------------------------------------------------------------------

JPMORGAN          [LOGO]  MELLON BANK CORPORATION                  July 14, 1997

--------------------------------------------------------------------------------

   $137,449,000 MELLON BANK HOME EQUITY INSTALLMENT LOAN TRUST, SERIES 1998-1

                   Mellon Bank N.A. -- Seller/Master Servicer

                             TRANSACTION HIGHLIGHTS

                                         EXPECTED                                                        EXPECTED
                      APPROXIMATE        RATINGS       AVERAGE LIFE         PAYMENT                        FINAL        EXPECTED
          CLASS        CLASS SIZE         (S&P/           TO 10%        WINDOWS TO 10% CALL     DAY      MATURITY TO   LEGAL FINAL
CLASS(2)  TYPE1      ($ THOUSANDS)       MOODY'S)     CALL/MATURITY(3)      (MONTHS)3          COUNT      10% CALL       MATURITY
------------------------------------------------------------------------------------------------------------------------------------
  A-1    Fixed         50,400,000         AAA/Aaa        0.95/0.95        8/98 - 5/00 (22)     30/360       5/00
  A-2    Fixed         14,000,000         AAA/Aaa        2.10/2.10        5/00 - 12/00 (8)     30/360       12/00
  A-3    Fixed         23,000,000         AAA/Aaa        3.10/3.10       12/00 - 8/02 (21)     30/360       8/02
  A-4    Fixed         25,299,000         AAA/Aaa        6.12/7.07        8/02 - 5/06 (46)     30/360       5/06
  A-5    Fixed NAS     13,750,000         AAA/Aaa        6.26/6.45        9/01 - 5/06 (57)     30/360       5/06
   B     Fixed         11,000,000           A/-          5.25/5.48        8/01 - 5/06 (58)     30/360       5/06
         -----------------------------
  TOTAL              $137,449,000
------------------------------------------------------------------------------------------------------------------------------------

MANAGERS:  J.P. Morgan (lead) and Mellon Financial Markets (Co)
  Notes:
  ------
  1 Class A-1 through A-4 sequential pay; Class A-5 concurrent pay starting in month 37; Class B concurrent pay starting in month 37 subject to subordination provisions, certain credit enhancement requirements and trigger events.
  2 CPR in Class A-1 through A-5 and B are priced at a prepayment speed of 100% of the prepayment assumption (PPC) which equals a prepayment speed starting at 2% in month 1, increasing by 2.22% per month to 22% CPR in month 10, and remaining at 22% CPR thereafter.
  3 Auction Sale after Optional Termination: If the Master Servicer does not exercise its optional termination right within 90 days after the Optional Termination Date, the Trustee is required to solicit bids for the purchase of all Mortgage Loans and REO Property remaining in the Trust Fund. If satisfactory bids are received as set forth in the Agreement, such remaining Mortgage Loans and REO Property will be sold and the proceeds distributed to the Certificateholders in the same priority as distributions on a Distribution Date.
  4 Class A-5 NAS allocation of senior principal distributions: 0% through month
    36; 45% month 37 through month 60; 80% month 61 through month 72; 100% month 73 through month 84; and 300% thereafter.


SELLER/MASTER SERVICER:         Mellon Bank, N.A.

DEPOSITOR:                      Mellon Residential Funding Corporation

TRUSTEE:                        Bankers Trust Company of California, N.A.

UNDERWRITERS:                   J.P. Morgan Securities, Inc. (lead) & Mellon
                                Financial Markets, Inc. (co-manager)

COLLATERAL:                     Fixed home equity loans secured by first and
                                second lien mortgages. See attached "Collateral
                                Description".

CLASS A-1 THROUGH A-5, B        The prepayment assumption is 100% of the
PREPAYMENT SPEED:               prepayment curve, which equates to a prepayment
                                speed of 2% CPR in the first month, increasing by 2.22% per month to 22% CPR in month 10 and remaining at 22% CPR thereafter.

EXPECTED PRICING DATE:          TBD

EXPECTED SETTLEMENT DATE:       July 24, 1998 through DTC, Euroclear, and CEDEL.

CUT-OFF DATE:                   June 30, 1998

DISTRIBUTION DATES:             The 25th of each month, beginning August 25,
                                1998

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1998 J.P. Morgan & Co. Incorporated.

JPMORGAN                        Page 2          [LOGO]   MELLON BANK CORPORATION


                       (TRANSACTION HIGHLIGHTS CONTINUED)

OPTIONAL TERMINATION: On any Distribution Date on which the Pool Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Master Servicer will have the option to purchase, in whole, the Mortgage Loans and the REO Property, if any, remaining in the Trust Fund.


AUCTION SALE AFTER OPTIONAL            If the Master Servicer does not exercise
TERMINATION:                           its optional termination right within 90
                                       days after the Optional Termination
                                       Date, the Trustee is required to solicit bids for the purchase of all Mortgage
                                       Loans and REO Property remaining in the
                                       Trust Fund. If satisfactory bids are
                                       received as set forth in the Agreement,
                                       such remaining Mortgage Loans and REO
                                       Property will be sold and the proceeds
                                       distributed to the Certificateholders in the same priority as distributions on a Distribution Date.


ERISA ELIGIBILITY:                     The Class A-1 through A-5 Certificates
                                       WILL be ERISA eligible (and there will
                                       be no prefunding account).

                                       The Class B Certificates are NOT ERISA
                                       eligible.

SMMEA ELIGIBILITY:                     The Certificates are NOT SMMEA eligible
                                       as there are 2nd mortgages in the pool.



CREDIT ENHANCEMENT
------------------
Class A1 through Class A5:

      o   8.0% Class B Subordinated Certificates
      o Overcollateralization building from 0% to 1% of the original aggregate Class Certificate Balance, or, if after the Stepdown Date, the greater of (i) 2% of the Pool Principal Balance as of the last day of the related Due Period and, (ii) $687,248 which equals 50 bps of the initial pool balance.
      o   Monthly Excess Interest Amount

Class B:
      o Overcollateralization building from 0% to 1% of the original aggregate Class Certificate Balance, or, if after the Stepdown Date, the greater of (i) 2% of the Pool Principal Balance as of the last day of the related Due Period and, (ii) $687,248 which equals 50 bps of the initial pool balance.
      o   Monthly Excess Interest Amount



      CLASS             RATING LEVEL      PERCENT OF TRANSACTION
      ----------------------------------------------------------
      A1-A5             AAA/Aaa                     92%
      B                 A/-                         8%






Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1998 J.P. Morgan & Co. Incorporated.

JPMORGAN                        Page 3          [LOGO]   MELLON BANK CORPORATION


         MELLON RESIDENTIAL FUNDING CORP. 1998-1 COLLATERAL DESCRIPTION
         --------------------------------------------------------------

COLLATERAL:   The collateral pool will consist of a combination of first and second lien home equity loans. These loans are predominantly used by borrowers to consolidate debt, for home improvements, to refinance an existing mortgage loan on more favorable terms, or to obtain cash proceeds by borrowing against the homeowner's equity in the related mortgage property.

                                                      FIXED RATE HOME EQUITY INSTALLMENT LOANS(1)
                                                      -------------------------------------------

AGGREGATE POOL BALANCE ($MM):                         $137,449,520.74

NUMBER OF LOANS:                                      2,454

AVERAGE OUTSTANDING BALANCE:                          $56,010.40

PRODUCT TYPE:                                         Fixed Rate Home Equity Loans

WEIGHTED AVERAGE COUPON:                              8.57%

ORIGINAL WEIGHTED AVERAGE TERM:                       174.94 months

REMAINING WEIGHTED AVERAGE TERM:                      172.45 months

WEIGHTED AVERAGE SEASONING:                           2.49 months

LIEN POSITION:                                        81.49% first lien, 18.47% second lien, 0.04%
                                                      other

WEIGHTED AVERAGE COMBINED LOAN TO VALUE RATIO:        78.56%

PROPERTY TYPE:                                        97.63% single family; 1.74% townhouse;
                                                      0.05% condominium; 0.12% duplex;
                                                      0.46% other

OWNER OCCUPANCY:                                      98.77% primary; 1.10% rental,
                                                      0.07% second home, 0.07% other

GEOGRAPHIC DISTRIBUTION ( = 5%):                      PA (39.79%), OH (26.77%), NJ (12.04%),
                                                      VA (10.95%),  MD (5.43%)

  NOTE:
  (1) All percentages and weighted averages calculated on the outstanding balance.


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA.
Copyright 1998 J.P. Morgan & Co. Incorporated.

JPMORGAN                        Page 4          [LOGO]   MELLON BANK CORPORATION


             AVERAGE LIFE SENSITIVITY TO CHANGES IN PREPAYMENT RATES


                                 ASSUMES A 10% CALL (OPTIONAL TERMINATION OR AUCTION SALE)
----------------------------------------------------------------------------------------------------------------------------------
                                                         PPC PREPAYMENT ASSUMPTION

              0%               50%               75%               100%(1)           125%             150%             200%
             ---              ----              ----              --------           ----             ----             ----

                WINDOW            WINDOW            WINDOW            WINDOW            WINDOW            WINDOW           WINDOW
         WAL   (MONTHS)   WAL    (MONTHS)   WAL    (MONTHS)    WAL   (MONTHS)    WAL   (MONTHS)    WAL   (MONTHS)   WAL   (MONTHS)
--------------------------------------------------------------                  ----------------------------------------------------
CLASS    4.51  8/98-5/07  1.53  8/98-8/01   1.16  8/98-10/00  0.95   8/98-5/00  0.81   8/98-1/00  0.71  8/98-10/99  0.58   8/98-7/99
A-1               106               37                27                22                18                15               12

CLASS    9.87  5/07-6/09  3.62  8/01-9/02   2.65  10/00-8/01  2.10  5/00-12/00  1.74   1/00-7/00  1.48  10/99-3/00  1.14  7/99-10/99
A-2               26                14                11                 8                 7                6                 4

CLASS   12.50  6/09-5/12  5.65  9/02-5/06   4.04  8/01-11/03  3.10  12/00-8/02  2.46   7/00-7/01  2.08  3/00-1/01   1.57  10/99-6/00
A-3               36                45                28                21                13                11                9

CLASS   14.71  5/12-6/13 10.75  5/06-6/10   8.10  11/03-2/08  6.12   8/02-5/06  4.78   7/01-1/05  3.73  1/01-12/03  2.37   6/00-7/01
A-4               14                50                52                46                43                36               14

CLASS    8.80  8/01-6/13  7.20  8/01-6/10   6.70   8/01-2/08  6.26   9/01-5/06  5.68  10/01-1/05  5.05  12/01-12/03 3.92   7/01-7/02
A-5               143              107                79                57                40                25

CLASS B 13.28  9/08-6/13  8.38  2/03-6/10   6.53  12/01-2/08  5.25   8/01-5/06  4.45   8/01-1/05  3.95  8/01-12/03  3.53   8/01-7/02
                  58                89                75                58                42                29               12
------------------------------------------------------------------------------------------------------------------------------------



                                           ASSUMES NO 10% CALL (RUN TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
                                                       PPC PREPAYMENT ASSUMPTION

             0%               50%              75%               100%(1)           125%             150%             200%
            ---              ----             ----              --------           ----             ----             ----

                 WINDOW             WINDOW           WINDOW            WINDOW            WINDOW            WINDOW           WINDOW
         WAL    (MONTHS)    WAL    (MONTHS)  WAL    (MONTHS)    WAL   (MONTHS)    WAL   (MONTHS)    WAL   (MONTHS)   WAL   (MONTHS)
---------------------------------------------------------------                  ---------------------------------------------------
CLASS   14.76  5/12-10/13  11.54  5/06-8/13  9.15  11/03-6/13  7.07   8/02-1/13  5.39   7/01-7/11  3.97  1/01-12/09  2.37  6/00-7/01
A-4                18                 88               116               126               121              108               14

CLASS    8.80   8/01-6/13   7.22  8/01-6/13  6.76   8/01-6/13  6.45  9/01-11/12  6.26  10/01-5/11  6.15  12/01-10/09 5.06  7/01-2/07
A-5                143               143               143               135               116               95               68

CLASS B 13.29   9/08-8/13   8.60  2/03-5/13  6.78  12/01-9/11  5.48  8/01-11/09  4.65   8/01-1/08  4.12  8/01-8/06   3.66  8/01-7/04
                    60                124               118               100               78                61               36
------------------------------------------------------------------------------------------------------------------------------------

  NOTE:
  -----
 1 The prepayment assumption is 100% of the prepayment curve (PPC), which equates to a prepayment speed of 2% CPR in the first month, increasing by 2.22% per month to 22% CPR in month 10 and remaining at 22% thereafter.

 2 If the Master Servicer does not exercise its optional termination right within 90 days after the Optional Termination Date, the Trustee is required to solicit bids for the purchase of all Mortgage Loans and REO Property remaining in the Trust Fund. If satisfactory bids are received as set forth in the Agreement, such remaining Mortgage Loans and REO Property will be sold and the proceeds distributed to the Certificateholders in the same priority as distributions on a Distribution Date.




Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1998 J.P. Morgan & Co. Incorporated.

JPMORGAN                        Page 5          [LOGO]   MELLON BANK CORPORATION


            MELLON RESIDENTIAL FUNDING CORP. 1998-1 COLLATERAL TABLES
            ---------------------------------------------------------

PORTFOLIO BY LOAN PURPOSE
----------------------------------------------------------------------------------------
                                 NUMBER OF                           PERCENT OF CURRENT
LOAN PURPOSE(1)                      LOANS        CURRENT BALANCE               BALANCE
----------------------------------------------------------------------------------------
Not Identified                         572          35,170,388.88                25.59%
Consolidation                        1,838         101,062,549.47                73.53%
Personal                                18             546,266.01                 0.40%
Home Imprvmnt                           12             297,488.88                 0.22%
Convenience                              7             186,908.36                 0.14%
Tax/Inv/Edu                              5             151,464.35                 0.11%
Business                                 2              34,454.79                 0.03%
----------------------------------------------------------------------------------------
                                     2,454         137,449,520.74               100.00%
----------------------------------------------------------------------------------------


PORTFOLIO BY REMAINING TERM
----------------------------------------------------------------------------------------
REMAINING TERM                                                       PERCENT OF CURRENT
(MONTHS)                    NUMBER OF LOANS       CURRENT BALANCE               BALANCE
----------------------------------------------------------------------------------------
       1       -    60                   40            753,541.11                 0.55%
      61       -    90                   32            967,708.55                 0.70%
      91       -   120                  237          8,034,903.84                 5.85%
     121       -   150                   12            565,234.17                 0.41%
     151       -   180                2,133        127,128,133.07                92.49%
----------------------------------------------------------------------------------------
                                      2,454        137,449,520.74               100.00%
----------------------------------------------------------------------------------------


PORTFOLIO BY PROPERTY STATE
----------------------------------------------------------------------------------------
                                  NUMBER OF                          PERCENT OF CURRENT
PROPERTY STATE                        LOANS       CURRENT BALANCE               BALANCE
----------------------------------------------------------------------------------------
Delaware                                 21          1,430,085.46                 1.04%
District of Columbia                      5            330,736.27                 0.24%
Georgia                                   1             42,098.33                 0.03%
Illinois                                  3            132,561.01                 0.10%
Indiana                                  23          1,127,182.77                 0.82%
Kentucky                                 36          1,873,734.45                 1.36%
Maryland                                137          7,463,028.50                 5.43%
New Jersey                              219         16,550,651.75                12.04%
North Carolina                           31          1,967,859.01                 1.43%
Ohio                                    707         36,790,605.33                26.77%
Pennsylvania                          1,020         54,689,665.86                39.79%
Virginia                                251         15,051,312.00                10.95%
----------------------------------------------------------------------------------------
                                      2,454        137,449,520.74               100.00%
----------------------------------------------------------------------------------------



Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1998 J.P. Morgan & Co. Incorporated.

JPMORGAN                        Page 6          [LOGO]   MELLON BANK CORPORATION

        -----------------------------------------------------------------

PORTFOLIO BY COMBINED LTV
----------------------------------------------------------------------------------------
                                  NUMBER OF                          PERCENT OF CURRENT
COMBINED LTV                          LOANS       CURRENT BALANCE               BALANCE
----------------------------------------------------------------------------------------
       0.01%      -      10.00%           1             27,617.57                 0.02%
      10.01%      -      20.00%          10            169,927.52                 0.12%
      20.01%      -      30.00%          32          1,001,492.96                 0.73%
      30.01%      -      40.00%          54          1,941,004.61                 1.41%
      40.01%      -      50.00%         108          3,971,780.45                 2.89%
      50.01%      -      60.00%         134          5,864,957.47                 4.27%
      60.01%      -      70.00%         238         10,983,520.17                 7.99%
      70.01%      -      80.00%         397         20,402,313.89                14.84%
      80.01%      -      90.00%        1471         92,280,446.94                67.14%
      90.01%      -     100.00%           9            806,459.16                 0.59%
----------------------------------------------------------------------------------------
                                      2,454        137,449,520.74               100.00%
----------------------------------------------------------------------------------------


PORTFOLIO BY PROPERTY TYPE
----------------------------------------------------------------------------------------
                                                                     PERCENT OF CURRENT
PROPERTY TYPE               NUMBER OF LOANS       CURRENT BALANCE               BALANCE
----------------------------------------------------------------------------------------
Single Family                         2,387        134,187,793.78                97.63%
Townhouse                                46          2,389,959.98                 1.74%
Duplex                                    5            171,720.89                 0.12%
Condomininum                              2             70,375.26                 0.05%
Other                                    14            629,670.83                 0.46%
----------------------------------------------------------------------------------------
                                      2,454        137,449,520.74               100.00%
----------------------------------------------------------------------------------------


PORTFOLIO BY LIEN POSITION
----------------------------------------------------------------------------------------
                                                                     PERCENT OF CURRENT
LIEN POSITION               NUMBER OF LOANS         CURRENT BALANCE             BALANCE
----------------------------------------------------------------------------------------
First Lien                            1,708          112,009,404.58              81.49%
Second Lien                             745           25,390,289.84              18.47%
Other                                     1               49,826.32               0.04%
----------------------------------------------------------------------------------------
                                      2,454          137,449,520.74             100.00%
----------------------------------------------------------------------------------------


PORTFOLIO BY OCCUPANCY TYPE
----------------------------------------------------------------------------------------
                                                                     PERCENT OF CURRENT
OCCUPANCY                   NUMBER OF LOANS         CURRENT BALANCE             BALANCE
----------------------------------------------------------------------------------------
Primary                               2,409          135,754,169.42              98.77%
Rental                                   40            1,514,803.81               1.10%
Second Home                               3               90,636.77               0.07%
Other                                     2               89,910.74               0.07%
----------------------------------------------------------------------------------------
                                      2,454          137,449,520.74             100.00%
----------------------------------------------------------------------------------------



Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1998 J.P. Morgan & Co. Incorporated.

JPMORGAN                        Page 7          [LOGO]   MELLON BANK CORPORATION

PORTFOLIO BY COUPON
----------------------------------------------------------------------------------------
                                  NUMBER OF                                  PERCENT OF
COUPON RANGE                          LOANS           CURRENT BALANCE   CURRENT BALANCE
----------------------------------------------------------------------------------------
      7.51%     -     8.00%             142              9,553,423.61             6.95%
      8.01%     -     8.50%             919             61,423,215.18            44.69%
      8.51%     -     9.00%             752             38,215,194.68            27.80%
      9.01%     -     9.50%             463             22,989,450.95            16.73%
      9.51%     -    10.00%             159              4,656,849.61             3.39%
     10.01%     -    10.50%              14                468,354.06             0.34%
     10.51%     -    11.50%               5                143,032.65             0.10%
----------------------------------------------------------------------------------------
                                      2,454            137,449,520.74           100.00%
----------------------------------------------------------------------------------------

PORTFOLIO BY CURRENT BALANCE
----------------------------------------------------------------------------------------
                                  NUMBER OF                                  PERCENT OF
CURRENT BALANCE RANGE                 LOANS           CURRENT BALANCE   CURRENT BALANCE
----------------------------------------------------------------------------------------
              1 -     10,000              7                 66,112.51             0.05%
         10,001 -     20,000            241              3,662,912.03             2.66%
         20,001 -     30,000            356              9,111,827.28             6.63%
         30,001 -     40,000            343             11,959,365.86             8.70%
         40,001 -     50,000            332             14,987,348.62            10.90%
         50,001 -     60,000            315             17,265,567.65            12.56%
         60,001 -     70,000            209             13,575,708.06             9.88%
         70,001 -     80,000            184             13,689,784.14             9.96%
         80,001 -     90,000            133             11,221,398.62             8.16%
         90,001 -    100,000             81              7,686,016.73             5.59%
        100,001 -    125,000            129             14,310,616.61            10.41%
        125,001 -    150,000             61              8,243,196.64             6.00%
        150,001 -    175,000             34              5,417,691.42             3.94%
        175,001 -    200,000             12              2,271,283.79             1.65%
        200,001 -    275,000             17              3,980,690.78             2.90%
----------------------------------------------------------------------------------------
                                      2,454            137,449,520.74           100.00%
----------------------------------------------------------------------------------------

MORTGAGE RATES
----------------------------------------------------------------------------------------
                            NUMBER OF LOANS                                  PERCENT OF
MORTGAGE RATE                                         CURRENT BALANCE   CURRENT BALANCE
----------------------------------------------------------------------------------------
       7.51     -         8             647             46,065,469.33            33.51%
       8.01     -       8.5             509             28,906,114.41            21.03%
       8.51     -         9             849             46,235,798.09            33.64%
       9.01     -       9.5             304             12,556,227.25             9.14%
       9.51     -        10             135              3,222,550.06             2.34%
      10.01     -      10.5               9                421,288.56             0.31%
      10.51     -        11               1                 42,073.04             0.03%
----------------------------------------------------------------------------------------
                                      2,454            137,449,520.74           100.00%
----------------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1998 J.P. Morgan & Co. Incorporated.